DUNHAM FUNDS

Dunham Loss Averse Growth Fund

Supplement dated April 16, 2012 to the Prospectus dated March 1, 2012

At an in-person meeting held on March 27, 2012, the Board of Trustees of the Dunham Funds approved a change to the investment objective of the Dunham Loss Averse Growth Fund (the “Fund”) as described below, as well as a name change to the “Dunham Loss Averse Equity Income Fund.”

Old Investment Objective:  The Fund seeks to provide capital appreciation, with capital preservation during market downturns as a secondary goal.

New Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.

The name change, and the change in investment objective, will become effective 60 days after the date of this Supplement.

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You should read this Supplement in conjunction with the Prospectus dated March 1, 2012, and Statement of Additional Information dated March 1, 2012, which provide information that you should know about the Dunham Loss Averse Growth Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated April 16, 2012